Income Taxes	9 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

Note 13 – Income Taxes

As discussed in Note 1 – Business and Organization, the Company was formed in September 2018 in connection with the Reorganization. The Company’s predecessor, Roan LLC, was treated as a flow-through entity for income tax purposes. As a result, the net taxable income or loss of Roan LLC and any related tax credits, for federal income tax purposes, were deemed to pass to the members. Accordingly, no tax provision was made in the historical financial statements of Roan LLC since the income tax was an obligation of the members.

A deferred tax liability was recorded as a result of the Reorganization based on the Company being taxable as a corporation under the Internal Revenue Code of 1986, as amended. The initial recording of the deferred tax liability recognized by the Company as a result of the Reorganization was reflected in income tax expense based on the deferred tax liability resulting from the change in tax status. Due to the nontaxable nature of the Reorganization, there were no adjustments to the tax basis or other tax attributes in the measurement of the deferred taxes except to the extent any gain was recognized by the other parties to the Reorganization.

The Company records its quarterly tax provision based on an estimate of the annual effective tax rate expected to apply to continuing operations for the various jurisdictions in which it operates. The tax effects of certain items, such as tax rate changes, significant unusual or infrequent items, and certain changes in the assessment of the realizability of deferred taxes, are recognized as discrete items in the period in which they occur and are excluded from the estimated annual effective tax rate.

The Company’s effective combined U.S. federal and state income tax rate for the nine months ended September 30, 2018 excluding discrete items was 25.5%. During the third quarter of 2018, the Company recognized income tax expense of $299.7 million, primarily representing the initial recording of the deferred tax liability recognized by the Company as a result of the Reorganization.

In conjunction with the Reorganization, the Company entered into a TMA with Riviera. The TMA, in part, provides for indemnification of the Company and entitlement of refunds by Riviera of certain taxes related to Linn Energy, Inc. prior to the spinoff of assets from Linn Energy, Inc. to Riviera. As a result of the TMA and an estimated overpayment of federal taxes by Linn Energy, Inc., the Company has recorded a $7.7 million income tax receivable and a payable of $7.7 million to Riviera at September 30, 2018. The receivable is included in accounts receivable – other and the payable is included in accounts payable and accrued liabilities – affiliates in the accompanying condensed consolidated balance sheets.

The Company’s deferred tax liabilities as of September 30, 2018 include the following (in thousands):

Deferred income tax assets (liabilities):
Oil and natural gas properties	$(322,911)
Derivative contracts	22,530
Other	719

Deferred tax liabilities, net	$(299,662)